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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2006

                         [LOGO OF WASTE CONNECTIONS,INC]

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                           COMMISSION FILE NO. 1-31507

                                   94-3283464
                      (I.R.S. Employer Identification No.)

                35 Iron Point Circle, Suite 200, Folsom, CA 95630
               (Address of principal executive offices) (Zip code)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

         During our earnings conference call on April 25, 2006, we highlighted the following outlook for the second quarter 2006.

         (Dollar amounts are approximations)

         For the second quarter of the year, we estimate our revenue to be approximately $201 million to $203 million, with internal price and volume growth, excluding intermodal, commodities and other, to be approximately 6.5%, of which a little over 4.5% is price and surcharges. We expect selling, general and administrative expenses, which include equity compensation costs, to be approximately 10% of revenue, or about 9.5% when excluding stock-based compensation costs. We expect an estimated $1 million of stock-based compensation costs to be included in selling, general and administrative expenses. We estimate our depreciation and amortization expense to be approximately 9.2% of revenue and operating income before depreciation and amortization expense to be approximately 31% of revenue. We expect net interest expense to be approximately $8 million and all-in cost of debt to be approximately 5% per annum. Minority interests expense is expected to be approximately 1.6% of revenues. We expect our tax rate to be approximately 37%. Our fully diluted share count is estimated to be approximately 46.8 million shares.

         These estimates exclude the impact of any additional acquisitions or any share repurchases that may be completed during the second quarter.

         Operating income before depreciation and amortization is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. It is not a substitute for, and should be used in conjunction with, GAAP financial measures. Management uses operating income before depreciation and amortization as a principal measure to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate this measure differently.

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         Safe Harbor for Forward-Looking Statements

         Certain statements contained in this report are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) Waste Connections may be unable to compete effectively with larger and better capitalized companies and governmental service providers; (2) increases in the price of fuel may adversely affect Waste Connections' business and reduce its operating margins; (3) increases in labor and disposal and related transportation costs could impact Waste Connections' financial results; (4) efforts by labor unions could divert management attention and adversely affect operating results; (5) increases in insurance costs and the amount that Waste Connections self-insures for various risks could reduce its operating margins and reported earnings; (6) Waste Connections may lose contracts through competitive bidding, early termination or governmental action; (7) the geographic concentration of Waste Connections' business makes its results vulnerable to economic and seasonal factors affecting the regions in which it operates; (8) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit Waste Connections' ability to grow through acquisitions; (9) Waste Connections' growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (10) Waste Connections' acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (11) because Waste Connections depends on railroads for its intermodal operations, its operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (12) Waste Connections' intermodal business could be adversely affected by steamship lines diverting business to ports other than those Waste Connections services, or by heightened security measures or actual or threatened terrorist attacks; (13) Waste Connections depends significantly on the services of the members of its senior and district management team, and the departure of any of those persons could cause its operating results to suffer; (14) Waste Connections' decentralized decision-making structure could allow local managers to make decisions that adversely affect Waste Connections' operating results; (15) Waste Connections' financial results are based upon estimates and assumptions that may differ from actual results; (16) Waste Connections may incur additional charges related to capitalized expenditures, which would decrease its earnings; (17) each business that Waste Connections acquires or has acquired may have liabilities that Waste Connections fails or is unable to discover, including environmental liabilities; and (18) the adoption of new accounting standards or interpretations could adversely impact Waste Connections' financial results. These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business. Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WASTE CONNECTIONS, INC.

Date: April 25, 2006                         BY:  /s/ Worthing F. Jackman
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                                                  Worthing F. Jackman,
                                                  Executive Vice President and
                                                  Chief Financial Officer